------------------
EUROPEAN LARGE CAP
------------------

Alliance New
Europe Fund

Semi-Annual Report
January 31, 2002

                                                       AllianceCapital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
March 4, 2002

Dear Shareholder:

This report contains the investment results, economic and market review, and investment outlook for Alliance New Europe Fund (the "Fund") for the semi-annual reporting period ended January 31, 2002.

Investment Objective and Policies

This open-end fund seeks long-term capital appreciation through investments primarily in equity securities of companies based in Europe.

Investment Results

The following table provides performance results for the Fund and its benchmarks, the Morgan Stanley Capital International (MSCI) Europe Index and MSCI Europe Growth Index, for the six- and 12-month periods ended January 31, 2002. Also included are the returns for the Lipper European Region Funds Average (the "Lipper Average"), which measures the Fund against a peer group of funds, for the corresponding periods.

INVESTMENT RESULTS*
Periods Ended January 31, 2002

               ----------------------
                    Total Returns
               ----------------------
                6 Months    12 Months
-------------------------------------
Alliance New
Europe Fund
   Class A        -5.68%      -24.93%
-------------------------------------
   Class B        -6.08%      -25.56%
-------------------------------------
   Class C        -5.99%      -25.52%
-------------------------------------
MSCI Europe
Index             -8.51%      -23.87%
-------------------------------------
MSCI Europe
Growth Index      -7.21%      -26.95%
-------------------------------------
Lipper European
Region Funds
Average           -9.19%      -25.61%
-------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of January 31, 2002. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Total returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Morgan Stanley Capital International (MSCI) Europe Index is a market capitalization-weighted index of over 500 stocks traded in 16 European markets. The unmanaged MSCI Europe Growth Index is a market capitalization-weighted index of over 150 stocks traded in 16 European markets with a greater-than-average growth orientation. The unmanaged Lipper European Region Funds Average represents funds that invest in equity securities whose primary trading markets or operations are concentrated in the European region or in a single country within this region. These funds generally have similar investment objectives to the Fund, although investment policies for the various funds may differ. The Lipper Average for the six- and 12-month periods ended January 31, 2002, reflects performance of 189 and 181 mutual funds, respectively. An investor cannot invest directly in an index or average, and its results are not indicative of any specific investment, including Alliance New Europe Fund.

      Additional investment results appear on pages 5-8.


--------------------------------------------------------------------------------
                                                    ALLIANCE NEW EUROPE FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

For the six-month period ended January 31, 2002, the Fund outperformed the MSCI Europe Index. For the 12-month period ended January 31, 2002, the Fund slightly underperformed the MSCI Europe Index. In relation to the MSCI Europe Growth Index, the Fund achieved outperformance in both the six- and 12-month periods ended January 31, 2002. The Fund's performance was also above its peer group average for the corresponding periods under review.

As is usually the case, our bottom-up stock selection process influenced performance. Our process seeks to identify companies offering the best available combination of fundamental growth and valuation based on internally generated research provided by our nine industry-oriented European analysts located in London.

Stock selection was the major determinant of relative returns during the six-month period ended January 31, 2002. The leading contributors to performance came in the technology, finance and health care segments. At the company level, certain stocks showed particularly strong gains during a generally weak equity market environment. These stocks were Industria de Diseno Textil, SA, a Spanish apparel retailer, Altana AG, a German drug manufacturer, Royal Bank of Scotland Group Plc., a United Kingdom-based commercial bank, Business Objects, SA, a France-based provider of business analytic software, and Atlas Copco AB Cl. A, the Swedish-based manufacturer of compressors and pumps.

Economic and Market Review

Over the six-month period ended January 31, 2002, economic conditions in Europe generally declined, albeit at a diminished rate, as the period under review drew to a close. While the terrorist attacks of September 11, 2001 occurred on U.S. soil, the ramifications of that event were global in nature. Consequently, we saw a swift contraction in economic activity and confidence in Europe given the increase in uncertainty created by the events of September 11. A positive monetary response and swift success in the war on terrorism quickly turned expectations around, thus leaving the outlook for economic growth more favorably disposed than at the start of the period. Long-term interest rates generally remained flat over this period of extreme uncertainty, while the dollar strengthened against all major currencies as investors increasingly appreciated the likelihood of no lasting effect from the attacks on the American economy.

Unlike bonds, stocks were particularly volatile in the six-month period ended January 31, 2002. After experiencing one of the worst quarterly returns in 10 years during the third quarter of 2001, equities roared ahead in the fourth quarter with growth outperforming value (by style) for the first time since the first quarter of 2000. Defensive stocks, which had led relative performance until the end of September 2001, rapidly lost their appeal as investors began to anticipate a better economic environment in the coming year as a result of monetary and fiscal stimulus. Thus, it was not unusual to see select stocks lose nearly 50% of their value


--------------------------------------------------------------------------------
2 o ALLIANCE NEW EUROPE FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

at the start of the period, only to rise 100% thereafter. This left such issues with no change in price overall, but with quite a high degree of volatility to show for it.

Investment Strategy

Our disposition entering this reporting period was to look for signs of an improving economic environment. Prior to September 11, we believed we were beginning to see such signs emerge in the United States and expected Europe to follow shortly thereafter. Unfortunately, the September 11 attacks temporarily derailed this outlook. The stock price dislocations caused by that event, coupled with the expectation that authorities would bring monetary and fiscal policy to bear in support of the global economy, prompted us to take aggressive action within the Fund. To this end, we reduced the "defensive" elements within the Fund by reducing exposure to energy, insurance and health care stocks. Technology exposure was increased with additions such as Infineon Technologies AG, Atos Origin, SA and Nokia Oyj. Exposure to companies sensitive to consumer spending was also increased with Bayerische Motoreon Werke AG (BMW), Industria de Diseno Textil, SA, Pearson Plc and Compagnie Financiere Richemont AG all rising. Overall, the cyclical bias of the Fund was increased during the six-month period ended January 31, 2002.

Investment Outlook

Looking ahead, we believe that a growth barbell--characterized by a combination of cyclical and stable growth stocks--will likely be the most efficient way to position the Fund in the near future.

Take, for example, the performance of technology stocks in the fourth quarter of 2001. While prices rose sharply, the earnings momentum on these stocks showed signs of improvement. Our research, which utilizes growth and valuation inputs from our analysts to derive fair values for stocks, shows only a small fraction of the technology universe as being cheap today, as compared to nearly half of the universe at the end of the third quarter of 2001. Our research indicates that there is now very little value left in this group. But while prices rose sharply, the earnings momentum on these stocks continued to improve. This is what gives us confidence that the upside potential for these stocks, which appears to be constrained by relatively full valuations, has room to move higher. This will be accurate if further surprises in earnings expectations are realized as the economy rebounds.

With that said, our research also shows that at the opposite end of the growth spectrum, valuation appears to be improving for stable stocks. Today, nearly one-third of all drug and beverage companies across the globe are trading near the low-end of their valuation ranges based on our internal models. Interestingly, valuation for this group appears to be improving without any noteworthy loss of fundamental momentum, creating an attractive investment option. Also, should profit growth in 2002 not live up to the


--------------------------------------------------------------------------------
                                                    ALLIANCE NEW EUROPE FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

[PHOTO OMITTED] John D. Carifa

[PHOTO OMITTED] Stephen M. Beinhacker

Stephen M. Beinhacker, Portfolio Manager, is Senior Portfolio Manager in the Global/International Group. Mr. Beinhacker has over 15 years of investment experience.

expectation currently embedded in cyclical stock prices, these stable growers could resume a leadership role within the stock market.

Thus, based on what we know and see today, coupled with the uncertainty surrounding the outlook beyond the next quarter or two, our growth barbell strategy, which combines both aggressive and defensive elements, seems optimal in terms of positioning the Fund's portfolio. As always, a sensible and measured evaluation of price in relation to fundamentals will be our guiding light as we move forward in what is likely to be another interesting and challenging year ahead.

We thank you for your continued interest and investment in Alliance New Europe Fund. We look forward to reporting to you in the ensuing months.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Stephen M. Beinhacker

Stephen M. Beinhacker
Vice President


--------------------------------------------------------------------------------
4 o ALLIANCE NEW EUROPE FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE NEW EUROPE FUND
GROWTH OF A $10,000 INVESTMENT
1/31/92 TO 1/31/02

  [The following was represented by a mountain graph in the printed material.]

                                          Lipper
                                         European                        MSCI
                            Alliance      Region          MSCI          Europe
                           New Europe      Funds          Europe        Growth
                              Fund        Average         Index         Index
--------------------------------------------------------------------------------
     1/31/1992              $9,574        $10,000        $10,000       $10,000
     1/31/1993              $9,348         $9,433         $9,594        $9,500
     1/31/1994             $13,156        $12,801        $13,063       $12,101
     1/31/1995             $12,917        $12,145        $12,662       $11,629
     1/31/1996             $15,679        $14,514        $15,688       $14,867
     1/31/1997             $18,517        $17,870        $18,999       $17,809
     1/31/1998             $22,610        $21,804        $24,511       $22,318
     1/31/1999             $27,745        $26,360        $30,138       $28,507
     1/31/2000             $32,663        $31,367        $32,745       $31,104
     1/31/2001             $30,961        $29,907        $32,395       $26,933
     1/31/2002             $23,242        $22,304        $24,663       $19,674


MSCI Europe Index: $24,663

Alliance New Europe Fund Class A: $23,242

Lipper European Region Funds Average: $22,304

MSCI Europe Growth Index: $19,674

This chart illustrates the total value of an assumed $10,000 investment in Alliance New Europe Fund Class A shares (from 1/31/92 to 1/31/02) as compared to the performance of the appropriate broad-based indices and the Lipper European Region Funds Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Morgan Stanley Capital International (MSCI) Europe Index is a market capitalization-weighted index of over 500 stocks traded in 16 European markets.

The unmanaged Morgan Stanley Capital International (MSCI) Europe Growth Index is a market capitalization-weighted index of over 150 stocks traded in 16 European markets with a greater-than-average growth orientation.

The unmanaged Lipper European Region Funds Average represents funds that invest in equity securities whose primary trading markets or operations are concentrated in the European region or in a single country within this region. The Average reflects the performance of 19 funds (based on the number of funds in the average from 1/31/92 to 1/31/02). These funds have generally similar investment objectives to Alliance New Europe Fund, although the investment policies of some funds included in the average may vary.

When comparing Alliance New Europe Fund to the indices and average shown above, you should note that no charges or expenses are reflected in the performance of the indices. Lipper results include fees and expenses. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance New Europe Fund.


--------------------------------------------------------------------------------
                                                    ALLIANCE NEW EUROPE FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE NEW EUROPE FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 1/31

    [The following was represented by a bar chart in the printed material.]

               Alliance New Europe Fund--Yearly Periods Ended 1/31
--------------------------------------------------------------------------------
                      Alliance               MSCI Europe             MSCI Europe
                   New Europe Fund              Index               Growth Index
--------------------------------------------------------------------------------
    1/31/93            -2.36%                  -4.06%                 -5.00%
    1/31/94            40.73%                  36.16%                 27.38%
    1/31/95            -1.81%                  -3.07%                 -3.90%
    1/31/96            21.38%                  23.90%                 27.84%
    1/31/97            18.10%                  21.10%                 19.79%
    1/31/98            22.10%                  29.01%                 25.32%
    1/31/99            22.71%                  22.96%                 27.73%
    1/31/00            17.73%                   8.65%                  9.11%
    1/31/01            -5.17%                  -0.96%                -13.41%
    1/31/02           -24.93%                 -23.87%                -26.95%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Total returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes.

The unmanaged Morgan Stanley Capital International (MSCI) Europe Index is a market capitalization-weighted index of over 500 stocks traded in 16 European markets. The unmanaged MSCI Europe Growth Index is a market capitalization-weighted index of over 150 stocks traded in 16 European markets with a greater-than-average growth orientation.


--------------------------------------------------------------------------------
6 o ALLIANCE NEW EUROPE FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
January 31, 2002 (unaudited)

INCEPTION DATES       PORTFOLIO STATISTICS

Class A Shares        Net Assets ($mil): $245.6
4/2/90                Median Market Capitalization ($mil): $33,172
Class B Shares
3/5/91
Class C Shares
5/3/93

SECTOR BREAKDOWN

25.3% Finance
18.1% Consumer Services
14.1% Health Care
 9.6% Consumer Staples
 9.3% Technology                         [PIE CHART]
 6.7% Consumer Manufacturing
 5.7% Energy
 5.2% Capital Goods
 2.7% Utilities
 0.6% Basic Industry

 2.7% Short-Term

COUNTRY BREAKDOWN

31.6% United Kingdom
24.4% France
 9.8% Germany
 7.2% Switzerland                        [PIE CHART]
 7.1% Spain
 5.5% Ireland
 5.2% Italy
 2.7% Finland
 2.5% Sweden
 1.3% Belgium

 2.7% Short-Term

All data as of January 31, 2002. The Fund's sector and country breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                                    ALLIANCE NEW EUROPE FUND o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2002

Class A
--------------------------------------------------------------------------------
                              Without Sales Charge             With Sales Charge
                    1 Year           -24.93%                        -28.14%
                    5 Years            4.65%                          3.74%
                   10 Years            9.27%                          8.80%

Class B
--------------------------------------------------------------------------------
                              Without Sales Charge             With Sales Charge
                    1 Year           -25.56%                        -28.54%
                    5 Years            3.85%                          3.85%
                   10 Years(a)         8.66%                          8.66%

Class C
--------------------------------------------------------------------------------
                              Without Sales Charge             With Sales Charge
                    1 Year           -25.52%                        -26.26%
                    5 Years            3.88%                          3.88%
            Since Inception*           8.85%                          8.85%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 2001)

                              Class A              Class B              Class C
--------------------------------------------------------------------------------
                    1 Year    -25.48%              -25.96%              -23.56%
                    5 Years     4.60%                4.70%                4.74%
                   10 Years     9.63%                9.48%                9.56%*

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total returns for Advisor Class shares will vary due to different expenses associated with this class.

Substantially all of the Fund's assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Since Inception. Inception date of Class C shares is 5/3/93.

(a) Assumes the conversion of Class B shares into Class A shares after 8 years.


--------------------------------------------------------------------------------
8 o ALLIANCE NEW EUROPE FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
January 31, 2002 (unaudited)

                                                                           Percent of
Company                                           U.S. $ Value             Net Assets
--------------------------------------------------------------------------------------
Royal Bank of Scotland Group Plc.               $   11,963,738                  4.9%
--------------------------------------------------------------------------------------
Vodafone Group Plc.                                 10,266,805                  4.2
--------------------------------------------------------------------------------------
Banco Bilbao Vizcaya Argentaria, SA                  9,448,705                  3.8
--------------------------------------------------------------------------------------
British Sky Broadcasting Group Plc.                  9,314,619                  3.8
--------------------------------------------------------------------------------------
CRH Plc.                                             9,266,420                  3.8
--------------------------------------------------------------------------------------
AstraZeneca Plc.                                     8,798,103                  3.6
--------------------------------------------------------------------------------------
BNP Paribas, SA                                      8,638,048                  3.5
--------------------------------------------------------------------------------------
L'Oreal, SA                                          8,305,341                  3.4
--------------------------------------------------------------------------------------
Sanofi-Synthelabo, SA                                7,734,121                  3.1
--------------------------------------------------------------------------------------
GlaxoSmithKline Plc.                                 7,720,157                  3.1
--------------------------------------------------------------------------------------
                                                $   91,456,057                 37.2%

MAJOR PORTFOLIO CHANGES
Six Months Ended January 31, 2002 (unaudited)

                                                         -----------------------------
                                                                   Shares*
                                                         -----------------------------
                                                                             Holdings
Purchases                      Country                       Bought           1/31/02
--------------------------------------------------------------------------------------
Altran Technologies, SA        France                        62,720            77,304
--------------------------------------------------------------------------------------
Bayerische Motoren
   Werke AG                    Germany                      111,703           186,575
--------------------------------------------------------------------------------------
Credit Suisse Group            Switzerland                  166,533           196,386
--------------------------------------------------------------------------------------
GlaxoSmithKline Plc.           United Kingdom                90,547           323,433
--------------------------------------------------------------------------------------
Industria de Diseno
   Textil, SA                  Spain                        258,762           348,168
--------------------------------------------------------------------------------------
Infineon Technologies AG       Germany                      145,613           273,310
--------------------------------------------------------------------------------------
L'Oreal, SA                    France                        59,602           122,430
--------------------------------------------------------------------------------------
Schneider Electric, SA         France                        68,291            68,291
--------------------------------------------------------------------------------------
STMicroelectronics NV          France                        63,303            91,735
--------------------------------------------------------------------------------------
Swiss Re                       Switzerland                   67,448            67,448
--------------------------------------------------------------------------------------

                                                                             Holdings
Sales                          Country                         Sold           1/31/02
--------------------------------------------------------------------------------------
Alleanza Assicurazioni         Italy                        344,565           622,880
--------------------------------------------------------------------------------------
BP Plc.                        United Kingdom               731,217           621,927
--------------------------------------------------------------------------------------
Carrefour, SA                  France                        75,717            74,017
--------------------------------------------------------------------------------------
CGNU Plc.                      United Kingdom               582,952           344,651
--------------------------------------------------------------------------------------
Gucci Group NV                 Netherlands                   70,000                -0-
--------------------------------------------------------------------------------------
Logica Plc.                    United Kingdom               256,071                -0-
--------------------------------------------------------------------------------------
San Paulo--IMI SpA             Italy                        329,338                -0-
--------------------------------------------------------------------------------------
Standard Chartered Plc.        United Kingdom               478,984           372,238
--------------------------------------------------------------------------------------
Telefonica, SA                 Spain                        448,822                -0-
--------------------------------------------------------------------------------------
Total Fina Elf, SA, Series B   France                        23,280            18,361
--------------------------------------------------------------------------------------

*     Adjusted for Stock Splits.


--------------------------------------------------------------------------------
                                                    ALLIANCE NEW EUROPE FUND o 9

----------------------
SECTOR DIVERSIFICATION
----------------------

SECTOR DIVERSIFICATION
January 31, 2002 (unaudited)

                                                                            Percent of
                                                  U.S. $ Value              Net Assets
--------------------------------------------------------------------------------------
Basic Industry                                 $     1,508,769                    0.6%
--------------------------------------------------------------------------------------
Capital Goods                                       12,477,726                    5.1
--------------------------------------------------------------------------------------
Consumer Manufacturing                              16,076,665                    6.5
--------------------------------------------------------------------------------------
Consumer Services                                   43,186,422                   17.6
--------------------------------------------------------------------------------------
Consumer Staples                                    22,947,246                    9.3
--------------------------------------------------------------------------------------
Energy                                              13,634,105                    5.6
--------------------------------------------------------------------------------------
Finance                                             60,382,019                   24.6
--------------------------------------------------------------------------------------
Health Care                                         33,711,276                   13.7
--------------------------------------------------------------------------------------
Technology                                          22,261,139                    9.1
--------------------------------------------------------------------------------------
Utilities                                            6,553,554                    2.7
--------------------------------------------------------------------------------------
Total Investments*                                 232,738,921                   94.8
--------------------------------------------------------------------------------------
Cash and receivables, net of liabilities            12,826,069                    5.2
--------------------------------------------------------------------------------------
Net Assets                                     $   245,564,990                  100.0%
--------------------------------------------------------------------------------------

*     Excludes short-term obligations.


--------------------------------------------------------------------------------
10 o ALLIANCE NEW EUROPE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
January 31, 2002 (unaudited)

Company                                                 Shares     U.S. $ Value
-------------------------------------------------------------------------------

Common Stocks & Other Investments-94.8%
Belgium-1.3%
Interbrew.........................................     122,865   $    3,173,166
                                                                 --------------
Finland-2.7%
Nokia Oyj.........................................     283,319        6,519,557
                                                                 --------------
France-23.8%
Accor, SA.........................................     120,625        4,257,597
Altran Technologies, SA...........................      77,304        3,443,941
Atos Origin, SA(a)................................      13,717        1,013,187
Aventis, SA.......................................      32,646        2,266,615
BNP Paribas, SA...................................      92,907        8,638,048
Business Objects, SA(a)...........................      92,815        3,695,501
Carrefour, SA.....................................      74,017        3,632,033
Etablissements Economiques du Casino
   Guichard-Perrachon, SA.........................      17,379        1,199,145
L'Oreal, SA.......................................     122,430        8,305,341
LVMH Moet Hennessy Louis Vuitton, SA..............      45,339        1,822,771
Pechiney, SA, Series A............................      28,359        1,508,769
Sanofi-Synthelabo,SA..............................     115,475        7,734,121
Schneider Electric, SA............................      68,291        3,086,499
STMicroelectronics NV.............................      91,735        2,839,078
Total Fina Elf, SA, Series B......................      18,361        2,574,903
Vivendi Universal, SA.............................      53,725        2,299,593
                                                                 --------------
                                                                     58,317,142
                                                                 --------------
Germany-9.5%
Adidas-Salomon AG.................................      17,611        1,190,137
Altana AG.........................................     144,044        7,192,280
Bayerische Motoren Werke AG.......................     186,575        6,810,245
Infineon Technologies AG..........................     273,310        5,823,366
SAP AG ...........................................      16,997        2,370,449
                                                                 --------------
                                                                     23,386,477
                                                                 --------------
Ireland-5.3%
Bank of Ireland...................................     255,421        2,407,765
CRH Plc. .........................................     604,712        9,266,420
Ryanair Holdings Plc.(a)..........................     241,000        1,441,934
                                                                 --------------
                                                                     13,116,119
                                                                 --------------
Italy-5.1%
Alleanza Assicurazioni............................     622,880        6,139,786
ENI SpA ..........................................     479,915        6,242,697
                                                                 --------------
                                                                     12,382,483
                                                                 --------------
Spain-6.9%
Banco Bilbao Vizcaya Argentaria, SA...............     831,486        9,448,705
Gas Natural SDG, SA...............................      50,640          905,469
Industria de Diseno Textil, SA(a).................     348,168        6,633,056
Telefonica, SA Rights
   expiring 2/11/02(a)............................      47,390           11,015
                                                                 --------------
                                                                     16,998,245
                                                                 --------------


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                     Shares or
                                                     Principal
                                                        Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------

Sweden-2.4%
Atlas Copco AB Cl. A..............................     254,133   $    5,947,285
                                                                 --------------
Switzerland-7.0%
Compagnie Financiere Richemont AG(a)..............     184,324        3,639,320
Credit Suisse Group(a)............................     196,386        7,542,718
Swiss Re..........................................      67,448        6,106,922
                                                                 --------------
                                                                     17,288,960
                                                                 --------------
United Kingdom-30.8%
AstraZeneca Plc. .................................     191,555        8,798,103
BP Plc. ..........................................     621,927        4,816,507
British Sky Broadcasting Group Plc.(a)............     983,735        9,314,619
Centrica Plc. ....................................   1,738,035        5,637,070
CGNU Plc. ........................................     344,651        4,023,201
GlaxoSmithKline Plc. .............................     323,433        7,720,157
Next Plc.(a)......................................     127,866        1,705,844
Pearson Plc. .....................................     154,701        1,788,375
Royal Bank of Scotland Group Plc. ................     474,260       11,963,738
Standard Chartered Plc. ..........................     372,238        4,111,136
Tesco Plc. .......................................   1,451,308        4,814,790
Vodafone Group Plc. ..............................   4,771,620       10,266,805
WPP Group Plc. ...................................      66,570          649,142
                                                                 --------------
                                                                     75,609,487
                                                                 --------------
Total Common Stocks & Other Investments
   (cost $224,707,509)............................                  232,738,921
                                                                 --------------
Short-Term Investment-2.6%
Time Deposit-2.6%
Bank of New York
   1.5625%, 2/01/02
   (cost $6,421,000)..............................      $6,421        6,421,000
                                                                 --------------
Total Investments-97.4%
   (cost $231,128,509)............................                  239,159,921
Other assets less liabilities-2.6%................                    6,405,069
                                                                 --------------

Net Assets-100%...................................               $  245,564,990
                                                                 ==============

(a)   Non-income producing security.

      See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE NEW EUROPE FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
January 31, 2002 (unaudited)

Assets
Investments in securities, at value (cost $231,128,509)...       $  239,159,921
Foreign cash, at value (cost $1,575,172)..................            1,575,683
Receivable for capital stock sold.........................            8,886,138
Receivable for investment securities sold.................            8,621,992
Dividends and interest receivable.........................              395,411
                                                                 --------------
Total assets..............................................          258,639,145
                                                                 --------------
Liabilities
Due to custodian..........................................              219,788
Payable for investment securities purchased...............           11,403,531
Payable for capital stock redeemed........................              523,814
Advisory fee payable......................................              207,345
Distribution fee payable..................................              145,052
Accrued expenses..........................................              574,625
                                                                 --------------
Total liabilities.........................................           13,074,155
                                                                 --------------
Net Assets................................................       $  245,564,990
                                                                 ==============
Composition of Net Assets
Capital stock, at par.....................................       $      187,914
Additional paid-in capital................................          313,337,621
Accumulated net investment loss...........................           (2,238,750)
Accumulated net realized loss on investments
   and foreign currency transactions......................          (73,732,490)
Net unrealized appreciation of investments and foreign
   currency denominated assets and liabilities............            8,010,695
                                                                 --------------
                                                                 $  245,564,990
                                                                 ==============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($105,846,623/7,674,497 shares of capital
   stock issued and outstanding)..........................               $13.79
Sales charge--4.25% of public offering price...............                 .61
                                                                         ------
Maximum offering price....................................               $14.40
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($101,222,880/8,086,361 shares of capital
   stock issued and outstanding)..........................               $12.52
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($33,477,945/2,668,472 shares of capital
   stock issued and outstanding)..........................               $12.55
                                                                         ======
Advisor Class Shares
Net asset value, redemption and offering price
   per share ($5,017,542/362,098 shares of
   capital stock issued and outstanding)..................               $13.86
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 13

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Six Months Ended January 31, 2002 (unaudited)

Investment Income
Dividends (net of foreign taxes
   withheld of $106,511).......................   $        1,095,063
Interest.......................................               27,026     $       1,122,089
                                                  ------------------
Expenses
Advisory fee...................................            1,260,214
Distribution fee--Class A......................              161,740
Distribution fee--Class B......................              547,114
Distribution fee--Class C......................              180,236
Transfer agency................................              704,724
Printing.......................................              154,334
Custodian......................................              137,652
Administrative.................................               67,500
Audit and legal................................               59,690
Directors' fees................................               44,450
Registration...................................               31,536
Miscellaneous..................................               35,208
                                                  ------------------
Total expenses.................................            3,384,398
Less: expense offset arrangement
   (See Note B)................................              (23,559)
                                                  ------------------
Net expenses...................................                                  3,360,839
                                                                         -----------------
Net investment loss............................                                 (2,238,750)
                                                                         -----------------
Realized and Unrealized (Gain) Loss
on Investments and Foreign
Currency Transactions
Net realized loss on investment
   transactions................................                                (25,805,621)
Net realized loss on foreign
   currency transactions.......................                                   (146,454)
Net change in unrealized
   appreciation/depreciation of:
   Investments.................................                                 13,293,097
   Foreign currency denominated
      assets and liabilities...................                                     (1,577)
                                                                         -----------------
Net loss on investments and foreign
   currency transactions.......................                                (12,660,555)
                                                                         -----------------
Net Decrease in Net Assets
   from Operations.............................                          $     (14,899,305)
                                                                         =================

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE NEW EUROPE FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                      Six Months
                                                         Ended
                                                      January 31,           Year Ended
                                                         2002                July 31,
                                                      (unaudited)              2001
                                                  ===================      =============
Increase (Decrease) in Net Assets
from Operations
Net investment loss ........................      $        (2,238,750)     $  (2,324,674)
Net realized loss on investments
   and foreign currency transactions .......              (25,952,075)       (45,674,600)
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities ......               13,291,520        (50,247,302)
                                                  -------------------      -------------
Net decrease in net assets
   from operations .........................              (14,899,305)       (98,246,576)
Distribution to Shareholders From:
Net realized gain on investments and
   foreign currency transactions
   Class A .................................                       -0-       (12,358,303)
   Class B .................................                       -0-       (13,579,771)
   Class C .................................                       -0-        (4,740,986)
   Advisor Class ...........................                       -0-          (665,448)
Distributions in excess of net realized gain
   on investments and foreign currency
   transactions
   Class A .................................                       -0-        (1,069,425)
   Class B .................................                       -0-        (1,175,125)
   Class C .................................                       -0-          (410,261)
   Advisor Class ...........................                       -0-           (57,585)
Capital Stock Transactions
Net increase (decrease) ....................              (33,509,135)         3,997,316
                                                  -------------------      -------------
Total decrease .............................              (48,408,440)      (128,306,164)
Net Assets
Beginning of period ........................              293,973,430        422,279,594
                                                  -------------------      -------------
End of period ..............................      $       245,564,990      $ 293,973,430
                                                  ===================      =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
January 31, 2002 (unaudited)

NOTE A

Significant Accounting Policies

Alliance New Europe Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
16 o ALLIANCE NEW EUROPE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of securities and forward currency exchange contracts, holding of foreign currencies, exchange gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares. Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of 1.10% of the Fund's average daily net assets up to $100 million, .95 of 1% of the next $100 million of the Fund's average daily net assets and .80 of 1% of the Fund's average daily net assets over $200 million. Pursuant to the advisory agreement, the Fund paid $67,500 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended January 31, 2002.

The Fund compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $449,265 for the six months ended January 31, 2002.

For the six months ended January 31, 2002, the Fund's expenses were reduced by $23,559 under an expense offset arrangement with Alliance Global Investor Services, Inc.

Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $124,260 from the sale of Class A shares and $9,372, $111,349 and $2,942 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2002.

Brokerage commissions paid on investment transactions for the six months ended January 31, 2002, amounted to $425,062, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $5,919,488 and $1,157,345 for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its


--------------------------------------------------------------------------------
18 o ALLIANCE NEW EUROPE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $82,811,394 and $117,896,776, respectively, for the six months ended January 31, 2002. There were no purchases or sales of U.S. government and government agency obligations for the six months ended January 31, 2002.

At January 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $19,182,968 and gross unrealized depreciation of investments was $11,151,556, resulting in net unrealized appreciation of $8,031,412 (excluding foreign currency transactions).

At July 31, 2001, the Fund had a net capital loss carryforward for federal income tax purposes of $334,573, all of which expires in 2009.

The Fund incurred and elected to defer post-October capital losses of $41,823,252 for the year ended July 31, 2001. These carryover losses may be used to offset future capital gains. To the extent they are so used, future capital gains will not be distributed to shareholders until they exceed available capital loss carryovers.

Forward Exchange Currency Contracts

The Fund enters into forward foreign exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward foreign exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss from foreign currency transactions. Fluctuations in the value of forward foreign exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward foreign exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At January 31, 2002, the Fund had no outstanding forward foreign exchange currency contracts.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE E

Capital Stock

There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                       ------------------------------       ---------------------------------
                                    Shares                                 Amount
                       ------------------------------       ---------------------------------
                          Six Months                           Six Months
                               Ended                                Ended
                         January 31,       Year Ended         January 31,          Year Ended
                                2002         July 31,                2002            July 31,
                         (unaudited)             2001         (unaudited)                2001
                       ----------------------------------------------------------------------
Class A
Shares sold              10,659,736        32,062,641       $ 147,615,291       $ 542,363,312
---------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions                 -0-          654,277                  -0-         11,646,131
---------------------------------------------------------------------------------------------
Shares converted
   from Class B             132,051            82,202           1,772,385           1,330,624
---------------------------------------------------------------------------------------------
Shares redeemed         (11,691,875)      (32,315,755)       (164,045,371)       (550,146,882)
---------------------------------------------------------------------------------------------
Net increase
   (decrease)              (900,088)          483,365       $ (14,657,695)      $   5,193,185
=============================================================================================

Class B
Shares sold                 476,403         1,775,656       $   6,042,197       $  29,333,365
---------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions                 -0-          824,144                  -0-         13,450,033
---------------------------------------------------------------------------------------------
Shares converted
   to Class A              (144,526)          (76,051)         (1,772,385)         (1,330,624)
---------------------------------------------------------------------------------------------
Shares redeemed          (1,372,792)       (2,663,853)        (17,226,644)        (42,227,722)
---------------------------------------------------------------------------------------------
Net decrease             (1,040,915)         (140,104)      $ (12,956,832)      $    (774,948)
=============================================================================================

Class C
Shares sold                 947,395         2,445,319       $  11,811,007       $  38,843,447
---------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions                 -0-          296,000                  -0-          4,836,643
---------------------------------------------------------------------------------------------
Shares redeemed          (1,365,171)       (2,769,449)        (17,312,391)        (43,463,473)
---------------------------------------------------------------------------------------------
Net increase
   (decrease)              (417,776)          (28,130)      $  (5,501,384)      $     216,617
=============================================================================================


--------------------------------------------------------------------------------
20 o ALLIANCE NEW EUROPE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                     ----------------------------       ------------------------------
                                 Shares                              Amount
                     ----------------------------       ------------------------------
                      Six Months                         Six Months
                           Ended                              Ended
                     January 31,       Year Ended       January 31,         Year Ended
                            2002         July 31,              2002           July 31,
                     (unaudited)             2001       (unaudited)               2001
                     -----------------------------------------------------------------
Advisor Class
Shares sold              154,861        1,153,974       $ 2,213,038       $ 20,864,102
--------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions              -0-          37,404                -0-           668,024
--------------------------------------------------------------------------------------
Shares redeemed         (183,102)      (1,235,258)       (2,606,262)       (22,169,664)
--------------------------------------------------------------------------------------
Net decrease             (28,241)         (43,880)      $  (393,224)      $   (637,538)
======================================================================================

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2002.

NOTE G

Concentration of Risk

Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

The Fund has invested approximately 31% of its net assets in United Kingdom equity securities. Political, social or economic changes in this market may have a greater impact on the value of the Fund's portfolio due to this concentration.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 21

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                    --------------------------------------------------------------------------------------------
                                                                               Class A
                                    --------------------------------------------------------------------------------------------
                                     Six Months
                                          Ended
                                    January 31,                                     Year Ended July 31,
                                           2002              -------------------------------------------------------------------
                                    (unaudited)                2001          2000            1999           1998            1997
                                    --------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...........        $14.62              $21.11        $18.57          $21.85         $18.61          $15.84
                                       -----------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income (loss)(a) .          (.09)               (.04)         (.10)            .07            .05             .07
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ..................          (.74)              (4.82)         3.55            (.79)          5.28            4.20
                                       -----------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ....................          (.83)              (4.86)         3.45            (.72)          5.33            4.27
                                       -----------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Distributions from net
  investment income .............            -0-                 -0-           -0-             -0-            -0-           (.15)
Distributions in excess of net
  investment income .............            -0-                 -0-           -0-             -0-          (.04)           (.03)
Distributions from net realized
  gain on investments and
  foreign currency
  transactions ..................            -0-              (1.50)         (.91)          (2.56)         (2.05)          (1.32)
Distributions in excess
  of net realized gain on
  investments and foreign
  currency transactions .........            -0-               (.13)           -0-             -0-            -0-             -0-
                                       -----------------------------------------------------------------------------------------
Total dividends and distributions            -0-              (1.63)         (.91)          (2.56)         (2.09)          (1.50)
                                       -----------------------------------------------------------------------------------------
Net asset value, end of period ..        $13.79              $14.62        $21.11          $18.57         $21.85          $18.61
                                       =========================================================================================
Total Return
Total investment return based on
  net asset value(b) ............         (5.68)%            (24.45)%       18.89%          (2.87)%        32.21%          28.78%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............      $105,847            $125,402      $170,815        $125,729       $130,777         $78,578
Ratio of expenses to average
  net assets ....................          2.20%(c)(d)         1.79%         1.65%(c)        1.80%(c)       1.85%(c)        2.05%(c)
Ratio of net investment
  income (loss) to average
  net assets ....................         (1.29)%(d)           (.23)%        (.46)%           .39%           .25%            .40%
Portfolio turnover rate .........            33%                 84%          103%             89%            99%             89%

See footnote summary on page 26.


--------------------------------------------------------------------------------
22 o ALLIANCE NEW EUROPE FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                    --------------------------------------------------------------------------------------------
                                                                               Class B
                                    --------------------------------------------------------------------------------------------
                                     Six Months
                                          Ended
                                    January 31,                                     Year Ended July 31,
                                           2002          -----------------------------------------------------------------------
                                    (unaudited)             2001          2000             1999            1998             1997
                                    --------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...........        $13.33           $19.56        $17.39           $20.76          $17.87           $15.31
                                       -----------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ..........          (.13)            (.16)         (.23)            (.06)           (.08)            (.04)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ..................          (.68)           (4.44)         3.31             (.75)           5.02             4.02
                                       -----------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ....................          (.81)           (4.60)         3.08             (.81)           4.94             3.98
                                       -----------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Distributions in excess of net
  investment income .............            -0-              -0-           -0-              -0-             -0-            (.10)
Distributions from net realized
  gain on investments and
  foreign currency
  transactions ..................            -0-           (1.50)         (.91)           (2.56)          (2.05)           (1.32)
Distributions in excess
  of net realized gain on
  investments and foreign
  currency transactions .........            -0-            (.13)           -0-              -0-             -0-              -0-
                                       -----------------------------------------------------------------------------------------
Total dividends and distributions            -0-           (1.63)         (.91)           (2.56)          (2.05)           (1.42)
                                       -----------------------------------------------------------------------------------------
Net asset value, end of period ..        $12.52           $13.33        $19.56           $17.39          $20.76           $17.87
                                       =========================================================================================
Total Return
Total investment return based on
  net asset value(b) ............         (6.08)%         (25.10)%       18.01%           (3.52)%         31.22%           27.76%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............      $101,223         $121,639      $181,285         $144,570        $137,425          $66,032
Ratio of expenses to average
  net assets ....................          2.97%(c)(d)      2.54%         2.38%(c)         2.50%(c)        2.56%(c)         2.75%(c)
Ratio of net investment loss
  to average net assets .........         (2.10)%(d)        (.98)%       (1.18)%           (.34)%          (.40)%           (.23)%
Portfolio turnover rate .........            33%              84%          103%              89%             99%              89%

See footnote summary on page 26.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                    --------------------------------------------------------------------------------------------
                                                                               Class C
                                    --------------------------------------------------------------------------------------------
                                     Six Months
                                          Ended
                                    January 31,                                     Year Ended July 31,
                                           2002          -----------------------------------------------------------------------
                                    (unaudited)             2001          2000             1999            1998             1997
                                    --------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...........       $13.35            $19.58        $17.41           $20.77          $17.89           $15.33
                                      ------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ..........         (.13)             (.15)         (.23)            (.05)           (.08)            (.04)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ..................         (.67)            (4.45)         3.31             (.75)           5.01             4.02
                                      ------------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ....................         (.80)            (4.60)         3.08             (.80)           4.93             3.98
                                      ------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Distributions in excess of net
  investment income .............           -0-               -0-           -0-              -0-             -0-            (.10)
Distributions from net realized
  gain on investments and
  foreign currency
  transactions ..................           -0-            (1.50)         (.91)           (2.56)          (2.05)           (1.32)
Distributions in excess
  of net realized gain on
  investments and foreign
  currency transactions .........           -0-             (.13)           -0-              -0-             -0-              -0-
                                      ------------------------------------------------------------------------------------------
Total dividends and distributions           -0-            (1.63)         (.91)           (2.56)          (2.05)           (1.42)
                                      ------------------------------------------------------------------------------------------
Net asset value, end of period ..       $12.55            $13.35        $19.58           $17.41          $20.77           $17.89
                                      ==========================================================================================
Total Return
Total investment return based on
  net asset value(b) ............        (5.99)%          (25.07)%       17.99%           (3.46)%         31.13%           27.73%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............      $33,478           $41,203       $60,984          $45,845         $39,618          $16,907
Ratio of expenses to average
  net assets ....................         2.93%(c)(d)       2.51%         2.36%(c)         2.50%(c)        2.56%(c)         2.74%(c)
Ratio of net investment loss
  to average net assets .........        (2.04)%(d)         (.95)%       (1.18)%           (.28)%          (.41)%           (.23)%
Portfolio turnover rate .........           33%               84%          103%              89%             99%              89%

See footnote summary on page 26.


--------------------------------------------------------------------------------
24 o ALLIANCE NEW EUROPE FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                    -----------------------------------------------------------------------------------------
                                                                            Advisor Class
                                    -----------------------------------------------------------------------------------------
                                     Six Months                                                                    October 2,
                                          Ended                                                                       1996(e)
                                    January 31,                             Year Ended July 31,                            to
                                           2002          ------------------------------------------------------      July 31,
                                    (unaudited)             2001          2000             1999            1998          1997
                                    -----------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...........       $14.68            $21.18        $18.58           $21.79          $18.57        $16.25
                                      ---------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income (loss)(a) .         (.08)               -0-         (.01)             .13             .08           .11
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ..................         (.74)            (4.87)         3.52             (.78)           5.28          3.76
                                      ---------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ....................         (.82)            (4.87)         3.51             (.65)           5.36          3.87
                                      ---------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Distributions from net
  investment income .............           -0-               -0-           -0-              -0-             -0-         (.09)
Distributions in excess of net
  investment income .............           -0-               -0-           -0-              -0-           (.09)         (.14)
Distributions from net realized
  gain on investments and
  foreign currency
  transactions ..................           -0-            (1.50)         (.91)           (2.56)          (2.05)        (1.32)
Distributions in excess
  of net realized gain on
  investments and foreign
  currency transactions .........           -0-             (.13)           -0-              -0-             -0-           -0-
                                      ---------------------------------------------------------------------------------------
Total dividends and distributions           -0-            (1.63)         (.91)           (2.56)          (2.14)        (1.55)
                                      ---------------------------------------------------------------------------------------
Net asset value, end of period ..       $13.86            $14.68        $21.18           $18.58          $21.79        $18.57
                                      =======================================================================================
Total Return
Total investment return based on
  net asset value(b) ............        (5.59)%          (24.42)%       19.21%           (2.54)%         32.55%        25.76%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............       $5,017            $5,729        $9,196           $4,778          $3,143        $4,130
Ratio of expenses to average
  net assets ....................         1.90%(c)(d)       1.48%         1.34%(c)         1.51%(c)        1.56%(c)      1.71%(c)(d)
Ratio of net investment
  income (loss) to average
  net assets ....................        (1.10)%(d)          .02%         (.06)%            .68%            .39%          .77%(d)
Portfolio turnover rate .........           33%               84%          103%              89%             99%           89%

See footnote summary on page 26.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                       Six Months
                            Ended                                      Period
                      January 31,            Year Ended July 31,        Ended
                             2002     -----------------------------  July 31,
                      (unaudited)       2000        1999       1998      1997
                      ----------------------------------------------------------
    Class A                2.18%       1.64%       1.78%      1.84%     2.04%
    Class B                2.95%       2.36%       2.49%      2.54%     2.74%
    Class C                2.92%       2.35%       2.49%      2.54%     2.73%
    Advisor Class          1.88%       1.33%       1.50%      1.54%     1.71%(d)

(d)   Annualized.

(e)   Commencement of distribution.


--------------------------------------------------------------------------------
26 o ALLIANCE NEW EUROPE FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

earnings

Revenues minus cost of sales, operating expenses and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

valuation

The process of determining the value of an asset or company.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 27

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL

The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $455 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 41 of the FORTUNE 100 companies and public retirement funds in 43 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 640 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 12/31/01.


--------------------------------------------------------------------------------
28 o ALLIANCE NEW EUROPE FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 29

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
David H. Dievler(1)
John H. Dobkin(1)
W.H. Henderson(1)
Stig Host(1)
Alan J. Stoga(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Thomas J. Bardong, Vice President
Stephen M. Beinhacker, Vice President
Russell Brody, Vice President
Mark D. Gersten, Treasurer & Chief Financial Officer
Edmund P. Bergan, Jr., Secretary
Vincent S. Noto, Controller

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
30 o ALLIANCE NEW EUROPE FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 31

NOTES


--------------------------------------------------------------------------------
32 o ALLIANCE NEW EUROPE FUND

Alliance New Europe Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

                                 AllianceCapital [LOGO](R)
                      The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

EURSR0102